MFS(R) GLOBAL TOTAL RETURN FUND

                      Supplement to the Current Prospectus


Effective immediately, the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Managers

The fund is managed by a team of portfolio managers comprised of Steven R. Gorham and Barnaby Wiener, each a Senior Vice President of the adviser, and Edward B. Baldini, Olivier LeBleu, and Mathew W. Ryan, each a Vice President of the adviser. Mr. Gorham has been a portfolio manager of the fund since 2000 and has been employed in the investment management area of the adviser since 1992. Mr. Wiener has been a portfolio manager of the fund since 2003 and has been employed in the investment management area of the adviser since 1998. Mr. Baldini has been a portfolio manager of the fund since July 1, 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Mr. Baldini was a Senior Vice President at Scudder Kemper Investments. Mr. LeBleu has been a portfolio manager of the fund since July 1, 2004, and has been employed in the investment management area of the adviser since 1998. Mr. Ryan has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1997.

As members of the portfolio management team, Messrs. Baldini and LeBleu generally contribute to the day-to-day management of the fund's portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the fund. The degree to which Messrs. Baldini and LeBleu may perform these functions, and the nature of these functions, may change from time to time.

Team members may change from time to time, and a current list of team members is available by either calling MFS at the telephone number listed on the back of the prospectus or visiting the MFS website at www.mfs.com.



                  The date of this Supplement is July 1, 2004.